UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

BOULDER SPECIALTY BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock of GFA Holdings, Inc.

(2)	Aggregate number of securities to which transaction applies:

Acquisition of all of the outstanding securities of GFA Holdings, Inc.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$465,000,000 cash, subject to adjustment, is being paid for outstanding capital stock of GFA Holdings, Inc.

(4)	Proposed maximum aggregate value of transaction:

$465,000,000

(5)	Total fee paid:

$49,755

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

November 2006

Investor Presentation
The attached slides, which are being filed with the Securities and Exchange Commission pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, are being shown  at presentations to certain shareholders and other persons regarding the proposed acquisition by Boulder Specialty Brands, Inc. of GFA Brands, Inc., as described in more detail in the preliminary proxy statement that Boulder filed with the Securities and Exchange Commission on October 27, 2006.
Boulder and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Boulder’s stockholders to be held to approve the merger.
Stockholders of Boulder and other interested persons are advised to read Boulder’s preliminary proxy statement and, when available, Boulder’s definitive proxy statement in connection with Boulder’s solicitation of proxies for the special meeting to approve the merger because these proxy statements will contain important information.  Such persons can also read
Boulder’s final prospectus, dated December 16, 2005, as well as periodic reports, for more information about Boulder, its officer and directors, and their interests in the successful completion of this business combination.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger.  Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the
Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at
(http://www.sec.gov) or by directing a request to Boulder Specialty Brands, Inc., Attention: Stephen B. Hughes, 6106 Sunrise
Ranch Drive, Longmont, Colorado, 80503.

Forward-Looking Statements
This discussion includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of
1934.  All statements, other than statements of historical fact, included in this discussion that address activities, events or developments with respect to GFA and its operations that are expected, projected, believed or anticipated in the future are forward-looking statements.  The information contained in this presentation assumes the acquisition by Boulder of GFA.
Forward-looking statements are not guarantees of future performance, and actual results after Boulder’s acquisition of GFA may differ materially from those projected in these statements. Factors that may cause actual results after the merger to differ materially from expectations include Boulder’s ability to: support and extend the brand equity in the Smart Balance® and Earth
Balance® trade names; maintain the exclusive license of the intellectual property used in many of GFA's products; maintain and grow margarine distributions and sales; and other risks detailed in Boulder’s filings with the Securities and Exchange
Commission, including the preliminary proxy statement filed on October 27, 2006.  Boulder does not assume any obligation to update the information in this presentation.

4 Steve Hughes Chairman & CEO, Boulder Specialty Brands, Inc. Bob Gluck Vice Chairman & Director, Boulder Specialty Brands, Inc. Presenters

PATENTED BLEND to HELP IMPROVE CHOLESTEROL*
U.S. Patents 5,578,334 & 5,843,497
SEE NUTRITION INFORMATION FOR FAT AND SAT FAT CONTENT.
• No Trans Fatty Acids
• No Hydrogenation
• Precisely Balanced Fat Blend
• Lactose Free
• 50% Less Fat & Calories than butter or margarine
• Gluten Free
Endorsed by professional chefs.
GOLD TASTE
SOFT VEGETABLE OIL SPREAD
NON-HYDROGENATED
SMART BALANCE®
Light
BUTTERY SPREAD
37% VEGETABLE OIL
Real Butter Taste!
PARVE
50% Less Fat & Calories than Butter & Margarine
16 OZ.(1LB.) 454g

SMART BALANCE

BOULDER SPECIALTY BRANDS, Inc.

5 Smart Balance No trans fatty acids Tastes good Non- hydrogenated Balanced fats Low calories Improves cholesterol levels Low fat

Investment Highlights
One of the fastest growing food brands
Differentiated, patent protected on-trend offering
Premium, highly differentiated brand equities
Scalable functional foods brand platform
Highly complementary management expertise
Substantial incremental growth opportunities

2001-2005 Net Sales CAGR: 33%

SMART BALANCE

BOULDER SPECIALTY BRANDS, Inc.

One of the Fastest Growing Food Brands
$36.3
$45.4
$62.5
$114.1
$54.6
$77.8
$84.1
$137.3
0
25
50
75
100
125
$150
2001 2002 2003 2004 2005 1H05 1H06 LTM
Net Sales
($ in millions)
Note: 2001 and 2002 financials are unaudited.
43%

Health
Taste
SMART BALANCE
Convenience

EARTH BALANCE
SMART BALANCE
NO TRANS FATS
LOW SODIUM · LOW FAT

SMART BALANCE

BOULDER SPECIALTY BRANDS, Inc.

8 Differentiated, Patent Protected On-trend Offering 29% 71% Other 2005 Gross Sales by Product Smart Balance Proposition

SMART
BALANCE

Country Crock
I Can't Believe It's Not Butter!

Orville Redenbacher's
Pop Secret

Wesson
Crisco

Jif
Skippy

Hellmann's
Miracle Whip

SMART BALANCE

BOULDER SPECIALTY BRANDS, Inc.

Proven Success In Core Categories
0.6%
1.6%
0.4%
0.5%
3.3%
Share Gain
29% 0.9% 0.2% 0.2% $761 Mayonnaise
46% 1.8% 0.2% NA $845
Peanut
Butter
33%/24% 0.9% 0.5% 0.2% $1,139
Cooking
Oil/Sprays
46% 1.9% 1.5% 0.6% $664 Popcorn
8.9%
2005
Smart Balance
Share
12.2%
Share
68%
ACV
Key
Competing
Brands
Margarine
Product
Categories
2004
Smart Balance
Share
2005
Market Size
7.0% $1,167
Source: ACNielsen. U.S. only. Includes Food, Drug and Mass channels.
Excludes Wal Mart, Foodservice and C-store channels.
Latest twelve weeks ended October 7, 2006.
($ in millions)
Latest 12 weeks
Market Data

SMART BALANCE				
THE HAIN CELESTIAL GROUP		Spectrum	Spectrum	Health Valley
WhiteWave	Horizon Organic			
Unilever	Becel, Promise	Bertolli	Hellmann's Light	
KRAFT			Miracle Whip	South Beach, Post
Nestlé				PowerBar
ConAgra Foods		Wesson		Healthy Choice
General Mills				Nature Valley, Cheerios
Pepsi				Quaker
Kellogg's				Kashi, Smart Start

Yogurt $3.1 Bn
Coffee Creamer $0.9 Bn
Hot Cereal $0.9 Bn
Cheese $3.9 Bn
Mayo $0.8 Bn
Cooking Oils $0.9 Bn
Sour Cream $0.7 Bn
Butter $1.3 Bn
Cooking Sprays $0.3 Bn
Peanut Butter $0.8 Bn
Popcorn $0.6 Bn
Cream Cheese $0.8 Bn
Milk $9.8 Bn
Refrigerated Dips $0.4 Bn

SMART BALANCE

BOULDER SPECIALTY BRANDS, Inc.

Margarine
$1.1 Bn
Functional / Nutritional Product Offering
SS Spreads /
Dressings Snacks Company
Cooking Oil /
Spray
Butter /
Margarine
Scalable Functional Foods Brand Platform
Category Expansion Opportunity
Source: ACNielsen. U.S. only. Includes Food, Drug and Mass channels.
Excludes Wal Mart, Foodservice and C-store channels.
Latest twelve weeks ended October 7, 2006.

Efficient Business Model
Company Partner(s)
Marketing
Sales
Product Quality / Ideas
Finance / IT
Management
expertise
Focus / value add
Analysis /
evaluation
Control over
product / brand
Economies of scale
Specialized skills /
knowledge
Leverage system-
wide excess
capacity
Limited capex / working capital and high cash flow / returns
Financial Flexibility
Product Development
Warehousing
Manufacturing
Distribution

PATENTED BLEND TO HELP
IMPROVE CHOLESTEROL RATIO*
No trans fatty acids...naturally!
NON-HYDROGENATED
BEST TASTE
Endorsed by
Professional
Chefs
SMART
BALANCE
BUTTERY
SPREAD

SMART BALANCE

Management Team

WhiteWave

Celestial Seasonings

Tropicana

Healthy Choice

ConAgra Foods

Smart Balance

Unilever

Bestfoods

Hellmann's

Mazola

Skippy

Bestfoods

Hellmann's

Mazola

Skippy

Smart Balance

Boulder Specialty Brands, Inc.

Highly Complementary Management Expertise
VP New Products
EVP/GM Healthy Choice
Launched Healthy Choice and
led rapid, multi-category
expansion strategy
Grew sales from $0 to $1B
EVP Marketing & Sales
EVP GM U.S.
Grew sales 2x and EBITDA 4x
to $240M
Led U.S. business turnaround
and new products to grow
market share from 34% to 43%
President & CEO
Increased equity value 4.7x
($80M to $379M)
Grew EBITDA from $10M to
$25M
VP Sales
EVP Marketing & R&D
Grew EBITDA from $8M to
$26M
Successfully exceeded
management earnout by 25%
Steve Hughes – CEO Bob Gluck – Vice Chairman
Corporate VP & Treasurer
Key member of senior management
team
Negotiated sale to Unilever for $24B
Involved in over 30 M&A transactions
during tenure
VP of Strategy and Business
Development for North American
Grocery Products
CFO of Industrial Products Group
(commodity oils, starches and
sweeteners)
CFO of Unilever U.S.
Led integration of Bestfoods Corporate
achieving total cost savings in excess of
$200M
Bob Gillespie – Director
EVP & Director
One of two management team
members on Bestfoods Board
Managed North American and Latin
American grocery business
Extensive knowledge of the fats and oil
based food categories
High Growth,
Branded Functional
Foods Expertise
M&A and
Sector
Expertise
Chris Wolf – CFO
CFO
Responsible for strategic planning,
development and finance functions for
$450M sales public company
Public Company
SBX Experience
Sector & Public
Company BOD
Experience
(2002 – 2004)
(1997 – 2000)
(1992 – 1997)
(1988 – 1992)
(2000  – 2004)
(1979 – 2000)
(1966 – 2000)
(1996 – 2004)

✓	✓		✓
						✓	✓
				✓		✓	✓
						✓	✓
				✓	✓	✓	✓
				✓	✓		✓
				✓		✓	✓
				✓	✓		✓
				✓	✓		✓
						✓	✓

BOULDER SPECIALTY BRANDS, Inc.

34 26
Vice Chairman &
Director
Robert Gluck
33 14
Vice Chairman &
Director
James Lewis
31 31
Senior Advisor
Michael O’Brien
Senior Advisor
Director
Director
Director
Director
Chief Financial
Officer
Chairman, CEO
and Director
36 31 John Stofko
31 31 Robert McCarthy
41 16 Gerald Laber
31 31 William Hooper
36 36 Robert Gillespie
19 19 Chris Wolf
26 26 Stephen Hughes
M&A/Business
Development
Sales &
Marketing
General
Management
Finance
Management and Board Depth
Name
Years of Experience
318
Functional Expertise
Complementary backgrounds that provide strength across all functional areas and the entire value chain
Significant experience in running and overseeing public companies – primarily at the CEO/Board level
Business CPG (1)
261
Position
(1) Consumer Packaged Goods (CPG).

SMART BALANCE

NO TRANS FATS
LOW SODIUM • LOW FAT
U.S. PATENTS 5,578,334; 5,843,497 & 6,630,192
NON-HYDROGENATED
NEW!
SMART BALANCE®
SEE NUTRITION INFO FOR FAT & SAT FAT CONTENT
HEART KEEPERS™
SMART 'N HEALTHY!™
Diets low in saturated fat, trans fat and cholesterol, along with regular exercise, may reduce the risk of heart disease
DELUXE MICROWAVE POPCORN
3-3 oz BAGS (NET WT 9 oz) 255g

Growth Strategy

Accelerated Revenue Growth
Incremental Profit Improvement
Continued Capital Efficiency
Reinvestment in Business
SMART BALANCE

SMART BALANCE

BOULDER SPECIALTY BRANDS, Inc.

Virtuous Growth Cycle
•
Organizational excellence
•
ACV distribution gains
•
Targeted category
expansion
•
Additional channel
penetration
•
Expansion of Earth
Balance (organic)
platform
•
International rollout
•
Optimize supplier
base
•
Upgraded, efficient
national sales effort
•
Improved systems –
effective trade and
marketing spending
•
Continued outsourcing
•
Working capital
efficiency
•
Tax deductible
intangibles
•
Investment in people,
marketing, R&D and
systems
•
Enhanced in-store execution
•
Synergistic spoke
acquisitions

Accelerated Distribution
Gains
Organizational Excellence
Targeted Category
Expansion
Channel Diversification
Earth Balance (Organic)
Platform Expansion
Synergistic Spoke
Acquisitions
Blueprint For Success
International Rollout
Strong Ongoing
Momentum

With Significant Upside
Channel
Expansion,
Wal Mart and
Club
Cream Cheese, Butter, Milk,
Yogurt and Coffee Creamer
Earth Balance Buildout
Velocity Increase
Grocery / ACV Buildout
Earth Balance Core
Peanut Butter,
Popcorn and
Cooking Oil
Grocery / ACV Buildout
Core Margarine
Foodservice,
Industrial and
International

Why Smart Balance? Why Now?

Trans Fats in the Spotlight
“USDA recommends to keep trans fatty acid consumption as low as possible”
“High-priority recommendation that food manufacturers and
restaurants replace partially hydrogenated oils”
“Switching to a new cooking oil and significantly cutting trans fats”
“Sued for frying in hydrogenated oils”
“Completes trans fat reduction and elimination project for Oreo”
“Reducing the saturated fat in its Lay's and Ruffles brands”
“New York City Health Department proposes partial phase-out of artificial trans fats in all New York City restaurants”
“Chicago proposes a ban on trans fats in restaurants and new labeling requirements”
“Canadian Government Trans Fat Task Force recommends
regulations to limit partially hydrogenated oils”
“Denmark issues new regulations limiting the amount of trans fat in processed foods”
Cardiovascular disease (“CVD”) is the #1
killer in the U.S.
CVD accounted for 37% of all deaths in
the U.S. in 2003 (most recent data)
CVD claims more U.S. women’s lives
than the next five causes combined
The costs of CVD in the U.S. for 2006 are
estimated at over $400 billion
Today seven out of ten U.S. adults are
overweight and three out of ten are obese
Alarming Consequences
of Bad Cholesterol
(1)
A 10% decrease in total cholesterol levels may result in an estimated
30% reduction in the incidence of coronary heart disease
(1)
(1) American Heart Association.

SMART BALANCE

SMART BALANCE

BOULDER SPECIALTY BRANDS, Inc.

Smart Balance Proposition –
“Balancing” Your Fats
Texture /
Stability
Differentiated, patent protected blend
of natural vegetable oils
Helps improve ratio of HDL to LDL
cholesterol
Use of low in saturates palm “fruit” oil
to add stability
Delicious flavor, remarkable
formulation without hydrogenation
Added benefits of favorable Omega-6 /
Omega-3 balance
Addresses a more mainstream issue than other trends in the food and beverage industry
Health
Proposition
Oil
Butter
Margarine

Superior Taste Profile in Addition to Health Benefits –
Loyal Customers Tell the Story
“Imagine my surprise at how close to butter Smart Balance is taste-
wise. I’ve tried a lot of diet foods and most are awful.  Congratulations on a great product. I love it.”
– Donna Johnson,
Carisbad, CA
“I recently tried a container of your Smart Balance and found it to be excellent, the “best tasting” margarine, the flavor is delicious, better than butter and no hydrogenated oils.”
– Fred Kosinski
Buffalo, NY
“I have tried your Smart Balance buttery spread and I’ll never eat anything else.”
– Terry Wiggins
Sandusky, OH
“Your Smart Balance product is outstanding. For the first time in years
I enjoy “butter” on baked potato, corn on the cob, toast, etc…it measures up to all your claims.”
– Jean Peterson,
Portola Valley, CA
“Believe me, no other spreads on the market can compare with your fresh buttery flavor and creamy texture.”
– Townsend, DE
“I’ve tried many products that claim they are low-fat, no-fat, salt-free, caffeine-free, and they taste terrible. But when I tried Smart Balance butter blend I was ecstatic! It’s great!”
– Debbie Clayborne,
Amarillo, TX
“I used your Smart Balance for the first time today, wow!!  What a delicious spread!”
– Goldie Barnum-Powell,
Weslaco, TX
”We used to buy Brummel & Brown…until we sampled your
product Smart Balance with we find superior in both taste and performance.”
– Mollie Baller
Lauderhill, FL

Valuable Patent Protection
Breakthrough patents…
…that are well-protected
Long-term intellectual property protection – nine years left on core patent
Exclusivity to Brandeis University patents at attractive
financial terms
Patents pending on new innovations (peanut butter)
Patent # 5,578,334 November 26, 1996
Increasing HDL level and the HDL / LDL ratio in human
serum with fat blends
Patent # 5,843,497 December 1, 1998
Increasing HDL level and the HDL / LDL ratio in human
serum by balancing saturated and polyunsaturated dietary
fatty acids
Patent # 5,874,117 February 23, 1999
Blends of palm fat and corn oil provide oxidation-resistant
shortenings for baking and frying
Patent # 6,630,192 B2 October 7, 2003
Increasing the HDL level and the HDL / LDL ratio in human
serum by balancing saturated and polyunsaturated dietary
fatty acids

New!
TRANS FAT FREE - NATURALLY
SMART BALANCE OMEGA
chunky
NATURAL Peanut Butter
and Omega-3 from flax oil
New!
TRANS FAT FREE - NATURALLY
SMART BALANCE OMEGA
creamy
NATURAL Peanut Butter
and Omega-3 from flax oil
SMART BALANCE

Financial and Transaction Overview

$36.3
$45.4
$62.5
$114.1
$54.6
$77.8
$84.1
$137.3
0
25
50
75
100
125
$150
2001 2002 2003 2004 2005 1H05 1H06 LTM
Explosive Growth Continues…
Net Sales
($ in millions)
Note: 2001 and 2002 financials are unaudited.
43%

2002-2005 CAGR: 34%

SMART BALANCE

BOULDER SPECIALTY BRANDS, Inc.

…Driven By Strong Margarine Sales
SB Grocery ACV By SKU
3 Lb Tub
0.5 Lb Tub (SB Plus)
1 Lb Light with Flax Tub
1 Lb Light 2 Pack Tub
1 Lb Tub
Product ACV
89
79
Source: ACNielsen. Latest twelve weeks ended
October 7, 2006.
64
65
97%
$42.9
$62.1
$82.6
$104.2
0
25
50
75
100
$125
2002 2003 2004 2005
High SB Share Markets
Source: ACNielsen. Twelve weeks ended
October 7, 2006.
15.8
15.8
16.3
16.5
19.4%
$ Share
31.0
37.5
28.4
14.9
36.4%
Sales Chg
Albany
San Diego
Denver
San Francisco
New York
($ in millions)
Note: ACNielsen. Based on Retail Sales. Data as of 12/31/05. Excludes Wal Mart & club channel. Includes all Smart Balance Foods margarine brands.
Margarine Retail Sales (Measured Channels)

Transaction Overview
Sources Uses
($ in millions)
On September 26, 2006, Boulder announced the acquisition of GFA Brands, the maker of Smart
Balance® and Earth Balance® brands
–
Total purchase price of $465
(1)
million in cash
–
Boulder will assume tax benefits with an estimated present value of $15 million
Preliminary proxy statement was filed on October 27
th
(1) Assumes no conversion of shares by initial Boulder stockholders.
(2) Includes the assumption of post-closing bonus payments, net of tax benefits.
Boulder Cash
(1)
$84 17.1%
New Debt 160 32.7
New Preferred Equity 138 28.3
New Common Equity 108 21.9
Total Sources $490 100.0%
Purchase of Smart Balance
(2)
$465 94.9%
Fees and Expenses 25 5.1
Total Uses $490 100.0%

Capital Structure
Pro Forma Capitalization Capital Structure Overview (Post Transaction)
Common Stock
30,361,238 common shares outstanding
–
14,410,188 common shares to fund GFA transaction
Preferred Stock (Perpetual)
$138.5 million (15,388,889 preferred shares)
8.0% cash or PIK dividend, Boulder’s option
$9.00 / common share conversion price
Soft call:  If stock trades above $11.50 (first three years)
or if stock trades above $12.50 (post three years)
Hard Call: Company can call for cash and provide a five-year warrant; five full years of PIK Interest
Warrants
12,760,840 warrants with $6.00 exercise price
1,000,000 warrants held by management with $6.00 exercise price
Pro Forma
6/30/2006
Cash $26
Debt $160
Common Equity $166
Preferred Equity $138
Total Capitalization $465

29 Smart Balance No trans fatty acids Tastes good Non- hydrogenated Balanced fats Low calories Improves cholesterol levels Low fat